                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                   /s/Steven J. Douglass
                                      Steven J. Douglass






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                 /s/Richard A. Jolosky
                                    Richard A. Jolosky


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, U11rich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                   /s/Ullrich E. Porzig
                                      Ullrich E. Porzig

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E, Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                   /s/Howard R. Fricke
                                      Howard R. Fricke

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                   /s/Thomas A. Hays
                                      Thomas A. Hays

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996


                                   /s/Michael E. Murphy
                                      Michael E. Murphy

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. 1996 Stock Incentive Plan, as amended and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 14th day of November, 1996

                                    /s/Richard L. Stark
                                       Richard L. Stark